Exhibit 10.1

Notice on Preliminary Approval to Name of Foreign-Invested Enterprises

Dengjiwaimingyuhezi [2009]      No. 8082009080710010

We hereby grant approval to the name of business enterprise planned at following address, which is set up on the investment of 2 investors, on the registered capital of USD100,000:

Xiamen Xinyixiang Modern Agricultural Development Co., Ltd.

Name, nationality, amount of contribution and proportion of share of investor:

LI Yongnian	HK, P.R.China	USD66,000	66%
Xiamen Yizhen Export & Import Co., Ltd.	P.R.China	USD34,000	34%

Business scope applied:

(chop of Xiamen Xinyixiang Catering Distribution Co., Ltd.)

Preliminary approval granted hereby to the above-provided business name shall retain as valid till Feb 6, 2010, during which period said name may not be used in business operation or transferred, and shall come to effect after corporate registration administration grants Business License upon registration.

                                   Xiamen Municipal Administration of Industry & Commerce
(special chop for business name approval)

Date of approval: August 7, 2009

Note:

1. Any preliminary approved business name shall automatically become invalid upon maturity of the period stipulated in the Notice where the applicant enterprise fails to complete registration with applied business name with the registration authority. Where validity needs to be extended for due cause, the applicant shall apply for such one month prior to maturity of validity. Extension of validity may not exceed six months.
2. Preliminary approval to business name does not contain any examination over qualification of investors or conditions of establishment of enterprise, which shall be subject to examination on corporate registration. Applicant may not take preliminary approval grant for the business name for any proof against examination of the corporate registration authority on qualification of investors or conditions of establishment of enterprise. Corporate registration authority may not grant approval to registration of any enterprise only on the excuse that such enterprise has been granted preliminary approval on the business name.
3. Corporate registration authority shall within thirty (30) days after registration of corporate establishment proceed copy of Business License certified with chop of the corporate registration authority as a feedback to the business name approving authority for filing, otherwise said business name may not receive appropriate protection.
4. After corporate registration, the registration authority shall place original copy of this Notice for filing of enterprise.

Xiamen Xinyixiang Catering Distribution Co., Ltd. (chop)

Resolution of Board of Directors

A Board meeting of Xiamen Xinyixiang Catering Distribution Co., Ltd. was convened on August 11, 2009 at the conference room on 1/F, Block C, No. 18, Xianghong Road, Xiamen Torchlight Park (Xiang’an) Industrial Zone, such was an interim meeting summoned as per all contracts and the Articles of Association of the Company, and was notified to all directors on Board according to law before meeting in the date and approach pertinent to stipulations of said Articles of Association. Present at the Meeting were Board Chairman LI Yongnian, Director XU Yizhen and Director MA Qian, being all the directors. The Meeting was summoned and presided over by Board Chairman LI Yongnian.

It’s unanimously agreed and resolved on the Board Meeting as follows:

1. Shareholder LI Yongnian shall transfer to Yidong (Hong Kong) Group Ltd. the 66% shares he holds in the Company (with subscription of USD 66,000 in registered capital, and paid-in contribution of USD 66,000 to the registered capital) at a total price of USD 66,000; and shareholder Xiamen Yizhen Export & Import Co., Ltd. quits its priority to accept transfer.

Shareholder Xiamen Yizhen Export & Import Co., Ltd. shall transfer to Yidong (Hong Kong) Group Ltd. the 34% shares he holds in the Company (with subscription of USD 34,000 in registered capital, and paid-in contribution of USD 34,000 to the registered capital) at a total price of USD 34,000; and shareholder LI Yongnian quits its priority to accept transfer.

After said share transfer transaction, Yidong (Hong Kong) Group Ltd. subscribes and pays in USD 100,000, taking up 100% of the registered capital.

2. There are changes in the shareholders, whereby: LI Yongnian is dismissed from the posts of Board Chairman and legal representative; and dismiss XU Yizhen and MA Qian from the post of Board Director to the Company.

3. The Meeting resolves on amendment to be caused to the Articles of Association of Company.

All members on the Board of Directors: /s/ LI Yongnian; XU Yizhen; MA Qian

Date: August 11, 2009

Share Transfer Agreement

Transferor: Xiamen Yizhen Export & Import Co., Ltd. (hereinafter Party A)
Address: 3/F, No. 52 Shangzhong Village, Fanghu Road, Heshan Town, Huli District, Xiamen City

Transferee: Yidong (Hong Kong) Group Ltd. (hereinafter Party B)
Address: 7, Block B, 9/F, 28-30 Yuet Wah Street, Kwun Tong, Hong Kong

This Agreement is made and entered into by and between Party A and Party B on the matters concerned of the share transfer transaction between the Parties, signed and executed on August 11, 2009 at the Canteen, west of 1/F, Block C4, No. 18 Xianghong Road, Xiamen Torchlight (Xiang’an) Industrial Zone.

Whereas, Xiamen Xinyixiang Catering Distribution Co., Ltd. was a foreign invested business enterprise set up on July 20, 2006 on the registered capital of USD 0.1 million, to which investors contributed following shares: Xiamen Yizhen Export & Import Co., Ltd. paid in USD 34,000, taking up 34% of registered capital, and LI Yongnian contributed USD 66,000, taking up 66% of registered capital.

And, upon full negotiation of the Parties on the principles of equality and mutual benefits, this Agreement is made, whereby Party A transfers the 34% shares it holds in Xiamen Xinyixiang Catering Distribution Co., Ltd. to Party B, on terms and conditions stipulated as follows:

Article 1  Number and price of shares transferred

Party A agrees to transfer the 34% shares it holds in Xiamen Xinyixiang Catering Distribution Co., Ltd. along with pertinent rights and obligations to Party B at a total price of USD34,000 (translated to RMB currency at the exchange rate prevalent on the date of remittance), and Party B agrees to purchase such on the price and conditions stipulated hereof.

Article 2  Mode of payment

Party B shall pay in a lump sum to Party A the above-stipulated price for transfer within thirty (30) days after completion of the change registration with the administration of industry and commerce upon approval by relevant government authorities.

Article 3  Rights and obligations of all Parties

1. Party A guarantees that, the shares it transfers to Party B are the equity shares it fully paid in to Xiamen Xinyixiang Catering Distribution Co., Ltd., and are equity rights Party A legally owns, to which Party A has full power of disposal. Equity rights over said shares are not under any mortgage or pledge, or prone to any third-party claim. Otherwise, Party A shall be liable for all liabilities caused thereof.

2. After Party A transfers the shares, all rights and obligations for Party A pertinent to said shares shall transfer to Party B along with the transaction of share transfer.

3. Party B acknowledges and accepts all contracts and the Articles of Association of Xiamen Xinyixiang Catering Distribution Co., Ltd., and undertakes performance of all rights and obligations as per agreements and stipulation of such.

4. Where Party B fails to pay the transfer price as per provisions in Article 1 & 2 of Agreement, it shall be liable for a default fine to Party A at 0.2% over the amount overdue per day since the thirtieth (30th) day in excess of the period set forth for payment hereof.

5. Party A shall actively coordinate with Party B, Xiamen Xinyixiang Catering Distribution Co., Ltd.in handling change registration.

Article 4  Sharing of expenses

All expenses incurred in the process of share transfer (inclusive of charges for notary, auditing and change registration with the administration of industry & commerce) shall be borne by both Parties, an equal burden of 50% for each Party.

Article 5  Amendment to and cancellation of Agreement

The Agreement may be amended or cancelled in any of followings cases, whereas both Parties shall sign written agreement on such, which shall be subject to approval of relevant authority with government authorization:

1. Any force majeure event or any external cause not attributable to the fault of either Party but proved to be unavoidable caused the Agreement unperformable.

2. Either Party becomes incapable for substantial performance of Agreement.

3. Breach of contract by either or both Parties seriously impairs economic interests of the non-breaching Party and renders performance of Agreement unnecessary.

4. In any substantial change of contracting conditions the Parties agree to amend or cancel the Agreement.

Article 6  Conditions for validity of Agreement

The Agreement comes to effect upon approval of relevant authority with government authorization after signing of legal representatives or their proxies and execution with official chops of both Parties.

Article 7  Governing law

The Agreement shall be governed with pertinent laws and regulations of the People’s Republic of China.

Article 8  For any matter not covered in the Agreement, both Parties shall negotiate for solution.

Article 9  Settlement of dispute

1. For any dispute arising over performance of the Agreement, the Parties shall negotiate for settlement on agreement.

2. Where agreement is not reached through negotiation, either Party may refer the dispute to arbitration or lodge legal proceeding with the people’s law court.

Article 10  Date and place of Agreement

The Agreement is signed and executed by the Parties on August 11, 2009 at the Canteen, west of 1/F, Block C4, No. 18 Xianghong Road, Xiamen Torchlight (Xiang’an) Industrial Zone.

Article 11  The Agreement is made in sextuplicate, one copy for Party A and Party B each, one copy for filing of Xiamen Xinyixiang Catering Distribution Co., Ltd., and other copies for approving filing at relevant authorities.

Transferor:	Transferee:

Xiamen Yizhen Export & Import Co., Ltd.	Yidong (Hong Kong) Group Ltd.

Legal representative: /s/ XU Yizhen	Legal representative: /s/ CHUI Wai Chun

Or:	Or

Authorized proxy:	Authorized proxy:

Date: August 11, 2009

Share Transfer Agreement

Transferor: LI Yongnian (hereinafter Party A)
Address: Room 7, Block B, 9/F, Tai Hong Building, 28-30 Yuet Wah Street, Kwun Tong, Hong Kong

Transferee: Yidong (Hong Kong) Group Ltd. (hereinafter Party B)
Address: Room 7, Block B, 9/F, 28-30 Yuet Wah Street, Kwun Tong, Hong Kong

This Agreement is made and entered into by and between Party A and Party B on the matters concerned of the share transfer transaction between the Parties, signed and executed on August 11, 2009 at the Canteen, west of 1/F, Block C4, No. 18 Xianghong Road, Xiamen Torchlight (Xiang’an) Industrial Zone.

Whereas, Xiamen Xinyixiang Catering Distribution Co., Ltd. was a foreign invested business enterprise set up on July 20, 2006 on the registered capital of USD 0.1 million, to which investors contributed following shares: Xiamen Yizhen Export & Import Co., Ltd. paid in USD 34,000, taking up 34% of registered capital, and LI Yongnian contributed USD 66,000, taking up 66% of registered capital.

And, upon full negotiation of the Parties on the principles of equality and mutual benefits, this Agreement is made, whereby Party A transfers the 66% shares it holds in Xiamen Xinyixiang Catering Distribution Co., Ltd. to Party B, on terms and conditions stipulated as follows:

Article 1  Number and price of shares transferred

Party A agrees to transfer the 66% shares it holds in Xiamen Xinyixiang Catering Distribution Co., Ltd. along with pertinent rights and obligations to Party B at a total price of USD 66,000 (translated to RMB currency at the exchange rate prevalent on the date of remittance), and Party B agrees to purchase such on the price and conditions stipulated hereof.

Article 2  Mode of payment

Party B shall pay in a lump sum to Party A the above-stipulated price for transfer within thirty (30) days after completion of the change registration with the administration of industry and commerce upon approval by relevant government authorities.

Article 3  Rights and obligations of all Parties

1. Party A guarantees that, the shares it transfers to Party B are the equity shares it fully paid in to Xiamen Xinyixiang Catering Distribution Co., Ltd., and are equity rights Party A legally owns, to which Party A has full power of disposal. Equity rights over said shares are not under any mortgage or pledge, or prone to any third-party claim. Otherwise, Party A shall be liable for all liabilities caused thereof.

2. After Party A transfers the shares, all rights and obligations for Party A pertinent to said shares shall transfer to Party B along with the transaction of share transfer.

3. Party B acknowledges and accepts all contracts and the Articles of Association of Xiamen Xinyixiang Catering Distribution Co., Ltd., and undertakes performance of all rights and obligations as per agreements and stipulation of such.

4. Where Party B fails to pay the transfer price as per provisions in Article 1 & 2 of Agreement, it shall be liable for a default fine to Party A at 0.2% over the amount overdue per day since the thirtieth (30th) day in excess of the period set forth for payment hereof.

5. Party A shall actively coordinate with Party B, Xiamen Xinyixiang Catering Distribution Co., Ltd.in handling change registration.

Article 4  Sharing of expenses

All expenses incurred in the process of share transfer (inclusive of charges for notary, auditing and change registration with the administration of industry & commerce) shall be borne by both Parties, an equal burden of 50% for each Party.

Article 5  Amendment to and cancellation of Agreement

The Agreement may be amended or cancelled in any of followings cases, whereas both Parties shall sign written agreement on such, which shall be subject to approval of relevant authority with government authorization:

1. Any force majeure event or any external cause not attributable to the fault of either Party but proved to be unavoidable caused the Agreement unperformable.

2. Either Party becomes incapable for substantial performance of Agreement.

3. Breach of contract by either or both Parties seriously impairs economic interests of the non-breaching Party and renders performance of Agreement unnecessary.

4. In any substantial change of contracting conditions the Parties agree to amend or cancel the Agreement.

Article 6  Conditions for validity of Agreement

The Agreement comes to effect upon approval of relevant authority with government authorization after signing of legal representatives or their proxies and execution with official chops of both Parties.

Article 7  Governing law

The Agreement shall be governed with pertinent laws and regulations of the People’s Republic of China.

Article 8  For any matter not covered in the Agreement, both Parties shall negotiate for solution.

Article 9  Settlement of dispute

1. For any dispute arising over performance of the Agreement, the Parties shall negotiate for settlement on agreement.

2. Where agreement is not reached through negotiation, either Party may refer the dispute to arbitration or lodge legal proceeding with the people’s law court.

Article 10  Date and place of Agreement

The Agreement is signed and executed by the Parties on August 11, 2009 at the Canteen, west of 1/F, Block C4, No. 18 Xianghong Road, Xiamen Torchlight (Xiang’an) Industrial Zone.

Article 11  The Agreement is made in sextuplicate, one copy for Party A and Party B each, one copy for filing of Xiamen Xinyixiang Catering Distribution Co., Ltd., and other copies for approving filing at relevant authorities.

Transferor:	Transferee:

/s/ LI Yongnian	Yidong (Hong Kong) Group Ltd.

Legal representative: /s/ CHUI Wai Chun

Authorized proxy:

Date: August 11, 2009